 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): April 12, 2018

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 12, 2018, Amyris, Inc. (the “Company”) entered into Warrant Exercise Agreements (collectively, the “Agreements”) with certain holders (collectively, the “Holders”) of the Company’s outstanding warrants to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), originally issued on May 11, 2017 (the “Original Warrants”). The terms of the Original Warrants were previously reported in (i) a Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on May 8, 2017 (the “Prior 8-K”) and (ii) Note 7, “Stockholders’ Deficit,” to the unaudited financial statements contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, filed with the SEC on November 20, 2017; all such disclosure is incorporated herein by reference. The resale of the shares issuable upon exercise of the Original Warrants was registered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 219732), originally filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) on August 4, 2017, including Amendment No. 1 thereto filed on October 12, 2017, which became effective on October 17, 2017.

Pursuant to the Agreements, the Company and the Holders agreed that the Holders would (i) exercise their Original Warrants consisting of Cash Warrants (as defined in the Prior 8-K) for cash and (ii) surrender their Original Warrants consisting of Dilution Warrants (as defined in the Prior 8-K) to the Company for cancellation, and the Company would issue to each Holder a new warrant (collectively, the “New Warrants”) to purchase a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the Cash Warrants being exercised by such Holder pursuant to such Holder’s Agreement, with the New Warrants having substantially identical terms as the Cash Warrants, except that (A) the expiration date of the New Warrants would be fifteen months after issuance (in comparison to the five-year term of the Cash Warrants), (B) the New Warrants would not contain any anti-dilution protection (in comparison to the full-ratchet anti-dilution protection provided in the Cash Warrants), other than standard adjustments in the event of any dividends or distributions on our Common Stock, or any stock split, reverse stock split, recapitalization, reorganization or similar transaction, (C) the New Warrants would only permit “cashless” or “net” exercise after the six-month anniversary of issuance, and only to the extent that there is not an effective registration statement covering the resale by the Holders of the shares of Common Stock underlying the New Warrants and (D) the exercise price of the New Warrants would be $7.00 per share (in comparison to $4.40 per share for the Cash Warrants), subject to adjustment. The Agreements include customary representations, warranties and covenants of the parties. In addition, pursuant to the Agreements, the Company, subject to certain exceptions, may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of thirty trading days after the date of the Agreements.

The closing of the transactions contemplated by the Agreements occurred on April 12, 2018 (the “Closing”). At the Closing, the Holders delivered to the Company irrevocable notices of exercise with respect to their Original Warrants consisting of Cash Warrants, the Holders’ Original Warrants consisting of Dilution Warrants were deemed cancelled, and the Company issued New Warrants to the Holders to purchase an aggregate of 3,616,174 shares of Common Stock. The Company expects to receive net proceeds of $15.5 million from the exercise of the Cash Warrants. In addition, pursuant to the Agreements, the Company and the Holders entered into separate letter agreements (the “Leak-Out Agreements”), pursuant to which each Holder agreed, subject to certain exceptions, not to dispose of shares of Common Stock on any trading day in an amount greater than such Holder’s pro rata share (among all Holders, based on the total number of shares of Common Stock issued upon exercise of Cash Warrants) of 30% of the daily average composite trading volume of the Common Stock for such trading day for a period of thirty trading days after the date of such Holder’s Agreement.

 The New Warrants were issued in a private placement pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated under the Securities Act (“Regulation D”), without general solicitation, made only to and with “accredited investors” as defined in Regulation D.

The foregoing description of the Agreements, the New Warrants and the Leak-Out Agreements is a summary and is qualified in its entirety by reference to the form of Agreement, form of New Warrant and form of Leak-Out Agreement, which are filed hereto as Exhibit 10.1, Exhibit 4.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
4.1	Form of New Warrant
10.1	Form of Warrant Exercise Agreement
10.2	Form of Leak-Out Agreement

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of proceeds to be received by the Company from the exercise of the Cash Warrants and related matters. These statements are subject to risks and uncertainties, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: April 12, 2018	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of New Warrant
10.1	Form of Warrant Exercise Agreement
10.2	Form of Leak-Out Agreement